THE SECURITIES COVERED BY THIS STOCK WARRANT AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT 0F 1933, AS AMENDED, OR ANY STATE SECURITY LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AS COVERED UNDER AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITY LAWS.

                                  SIMPLIFIED
                     FIVE YEAR STOCK SUBSCRIPTION WARRANT
                          To Purchase Common Stock of
         Lifecodes Corporation, a Delaware Corporation (the "Company")
                      DATE OF ISSUANCE: FEBRUARY 24, 1994

THIS CERTIFIES THAT for value received, Joseph I. Bishop or registered assigns (hereinafter called "Holder") is entitled to purchase from the Company, from this date of issuance and ending five (5) years from the date hereof, 7,500 shares of Common Stock, par value $.10 per share, of the Company (the "Common Stock"), at the Warrant Price of $5.00 per share, payable in lawful money of the United States of America to be paid upon the exercise hereof. This Warrant is subject to the terms and conditions contained herein and may only be exercised in whole; no fractional exercise will be permitted.

                              EXERCISE OF WARRANT

      To exercise this Warrant the Holder shall deliver to the Company at its principal place of business: an executed FORM OF NOTICE OF EXERCISE, a sample of which is attached hereto; cash or certified check payable to the Company; this Warrant.

      The person in whose name any certificate of shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant price and any applicable taxes was made, irrespective of the date of delivery of such certificate.

      Except as provided below under OWNERSHIP, there can be no substitute, exchange or re-issue of Warrant and Warrant terms provide no protection from dilution through the issue of new shares, stock dividends or other factors which may cause more shares to be issued.

      In the event the Company completes a private equity sale of not less than $1,500,000 or a public offering registered under the Securities Act of 1933 of at least $5,000,000, or a consolidation with another company in which the Company is not the majority shareholder, and providing that any such transaction is valued at not less than $10.00 per share for the shares then outstanding, the Company may, upon fifteen (15) days notice to the Holder, cause this Warrant to terminate effective upon the closing of such transaction or at any time thereafter.

                          COVENANT AS TO COMMON STOCK

      The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant. In the event of a public offering as described above, the Company will attempt, as permitted by the securities exchange and underwriter, to register all shares of Common Stock issuable upon exercise of this Warrant.

                                   OWNERSHIP

      The Company will deem and treat the person in whose name this Warrant is registered as the holder and owner hereof for all purposes and shall not be affected by any notice to the contrary until presentation of the Warrant for registration or transfer as provided for herein.

      This Warrant and all rights hereunder are transferable in whole upon the books of the Company by the Holder hereof upon presentation of the Warrant, duly endorsed, and with direction as to the transferee. Holder agrees not to effect any transfer of this Warrant and the rights hereunder except in compliance with federal and state security laws.

                           NOTICES AND MISCELLANEOUS

      Any notice pertaining to this Warrant shall be by certified mail or courier and shall be delivered if to the Holder at Hydromotion Corporation, 85 East Bridge Street, Spring City, PA 19475, and to the Company at 550 West Ave., Stamford, CT 06902.

      This Warrant shall not grant or entitle Holder to any rights of a shareholder of the Company. Any disputes concerning this Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Connecticut.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 24th day of January, 1994.

          LIFECODES CORPORATION


                                              By:___________________________
                                              Title: President, CEO

                          FORM OF NOTICE OF EXERCISE

               [To be signed only upon exercise of the Warrant]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO EXERCISE THE WITHIN WARRANT

         The undersigned hereby exercises the right to purchase ___________ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith makes payment of the Warrant Price of such shares in full. All shares to be issued pursuant hereto shall be issued in the name of:_______________________________ and the initial address of such person to be entered on the books of the Company shall be:______________________. The shares are to be issued in certificates of the following denominations:


                                          -----------------------------
                                          [Type Name of Holder]

                                          By:
                                             --------------------------

                                          Title:
                                                -----------------------


         Dated:
               --------------